EXHIBIT 10.3

The Quantum Group, Inc.

Addendum – Subsequent Events

June 2, 2009

This Addendum to the offering documents of The Quantum Group, Inc. (the “Company”), amends and supplements certain information contained in such offering documents of the Company, including without limitation, the terms and provisions of the Subscription and Registration Rights Agreement (the “SRRA”), and should be read in conjunction therewith. Capitalized terms used herein have the same meaning assigned to them in the offering documents.  Except as otherwise specifically set forth herein, the terms of the Offering, the risks in connection therewith and all other information not amended or modified by this Addendum, remain unchanged. This Addendum is confidential and subject to the confidentiality requirements set forth in the offering documents. Any decision to purchase the Company’s securities in the offering must be based on the information contained herein and the offering documents, and on your own evaluation of the Company and the terms of the offering, including the merits and risks of the investment.

The Company will issue securities representing the Primary Equity Consideration upon the earlier to occur of: (i) 120 days after the final closing of this offering, or (ii) receipt of approval of the Company’s shareholders in compliance with the NYSE Amex (the “Exchange”) Company Guide requirements. If Primary Equity Consideration has not been issued by November 30, 2009, the Company will issue securities representing the Alternate Equity Consideration.

As an Exchange-listed company, the Company is required to maintain compliance with all of the continued listing and governance criteria of the Exchange. On May 28, 2009, the Exchange approved the Company’s plan of compliance with certain continued listing deficiencies, the nature of which deficiencies was previously disclosed in the Company’s public filings and press releases.  As a condition of the approval, the Exchange required, among other things, that any issuances of additional securities of the Company during the compliance plan period be in compliance with the Exchange Company Guide (including, among other things, its requirements to seek shareholder approval for issuances of securities in excess of 20% of the Company’s outstanding securities at the time of such issuances) and receive approval of a management committee of the Exchange.  Any issuances of the Company’s securities not compliance with said rules and requirements may result in, among other things, withdrawal of the Exchange’s approval of the Company’s plan of compliance and commencement of delisting proceedings against the Company.

Therefore, any issuances of the Company’s securities that are subject to the Exchange Company Guide, including the issuance of the Primary Equity Consideration and the Alternate Equity Consideration (together, the “Equity Issuances”), must be made in compliance with the Exchange Company Guide.  In light of the foregoing, the Company intends to seek approval of its shareholders to effect the Equity Issuances in compliance with the Exchange Company Guide.  In the event the shareholders of the Company do not approve such Equity Issuances, the Company intends to comply with its obligations to issue the Primary Equity Consideration and the Alternative Equity Consideration.

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ACKNOWLEDGMENT OF SUBSCRIBER

I further agree, certify, covenant, confirm, represent and warrant to the Company and the other subscribers and any person deemed to “control” any of the foregoing (within the meaning of Section 15 of the Securities Act) that I have received and carefully reviewed this Addendum and have fully and completely examined and understand all of the same and hereby agree and acknowledge that I am prepared to proceed with the offering on the terms and provisions set forth in the offering documents and this Addendum. I understand and acknowledge that, if I have already provided the Company with a fully-executed SRRA and any supporting documentation that may be affected by the above-referenced changes, I am hereby re-affirming my investment, such SRRA and all supporting documentation. I hereby understand and acknowledge that the Company cannot accept my subscription without my reaffirmation and that my signature hereto required in order to remain eligible to participate in this offering.

______________________________

(Signature of Subscriber)

______________________________

(Type or Print Name of Subscriber)

Joint Ownership (If Applicable)** _______________________________

(Signature of Co-Subscriber, if Any)

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(Specify either Tenants in Common, (Type or Print Name of Co-Subscriber, Joint Tenants or Community Property) if any)

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